UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2008

Annual Report to Shareholders

DWS Equity Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.34%, 2.12%, 2.08% and 1.04% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/08
DWS Equity Income Fund	1-Year	3-Year	Life of Fund*
Class A	-14.66%	1.36%	6.18%
Class B	-15.33%	.56%	5.36%
Class C	-15.32%	.57%	5.35%
Institutional Class	-14.47%	1.49%	6.27%
Russell 1000® Value Index+	-15.15%	2.42%	8.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/08	$ 10.04	$ 10.05	$ 10.04	$ 10.09
7/31/07	$ 12.14	$ 12.15	$ 12.14	$ 12.20
Distribution Information: Twelve Months as of 7/31/08: Income Dividends	$ .20	$ .11	$ .11	$ .23
Capital Gain Distributions	$ .17	$ .17	$ .17	$ .17
Class A Lipper Rankings — Equity Income Funds Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	215	of	282	76
3-Year	167	of	223	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 7/31/08
Class A	1-Year	Life of Fund*
Return before Taxes	-19.57%	4.91%
Return after Taxes on Distributions	-20.10%	3.60%
Return after Taxes on Distributions and Sale of Fund Shares	-12.25%**	3.92%
Russell 1000 Value Index+	-15.15%	8.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Income Fund — Class A [] Russell 1000 Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$8,043	$9,814	$12,661
	Average annual total return	-19.57%	-.63%	4.91%
Class B	Growth of $10,000	$8,219	$10,003	$12,729
	Average annual total return	-17.81%	.01%	5.02%
Class C	Growth of $10,000	$8,468	$10,173	$12,926
	Average annual total return	-15.32%	.57%	5.35%
Russell 1000 Value Index+	Growth of $10,000	$8,485	$10,745	$14,820
	Average annual total return	-15.15%	2.42%	8.33%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Equity Income Fund — Institutional Class [] Russell 1000 Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$855,300	$1,045,200	$1,349,100
	Average annual total return	-14.47%	1.49%	6.27%
Russell 1000 Value Index+	Growth of $1,000,000	$848,500	$1,074,500	$1,482,000
	Average annual total return	-15.15%	2.42%	8.33%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.22% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 7/31/08
DWS Equity Income Fund	1-Year	3-Year	Life of Class*
Class S	-14.48%	1.49%	2.65%
Russell 1000 Value Index+	-15.15%	2.42%	4.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/08	$ 10.07
7/31/07	$ 12.17
Distribution Information: Twelve Months as of 7/31/08: Income Dividends	$ .22
Capital Gain Distributions	$ .17
Class S Lipper Rankings — Equity Income Funds Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	211	of	282	75
3-Year	163	of	223	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Average Annual Total Returns as of 7/31/08
Class S	1-Year	Life of Class*
Return before Taxes	-14.48%	2.65%
Return after Taxes on Distributions	-15.08%	1.04%
Return after Taxes on Distributions and Sale of Fund Shares	-8.90%**	1.89%
Russell 1000 Value Index+	-15.15%	4.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns began November 30, 2004.
** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment
[] DWS Equity Income Fund — Class S [] Russell 1000 Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$8,552	$10,454	$11,004
	Average annual total return	-14.48%	1.49%	2.65%
Russell 1000 Value Index+	Growth of $10,000	$8,485	$10,745	$11,627
	Average annual total return	-15.15%	2.42%	4.20%

The growth of $10,000 is cumulative.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2008 to July 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 882.90	$ 879.50	$ 879.50	$ 883.30	$ 883.80
Expenses Paid per $1,000*	$ 5.71	$ 9.21	$ 9.21	$ 4.54	$ 4.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 1,018.80	$ 1,015.07	$ 1,015.07	$ 1,020.04	$ 1,020.04
Expenses Paid per $1,000*	$ 6.12	$ 9.87	$ 9.87	$ 4.87	$ 4.87
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Equity Income Fund	1.22%	1.97%	1.97%	.97%	.97%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Equity Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

David Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

• Prior to that, eight years of experience as an analyst for Chubb & Son.

• Portfolio manager for Large Cap Value; lead portfolio manager for US Equity Income Fund Strategy: New York.

• Joined the fund in 2003.

• BA, Villanova University.

In the following interview, the portfolio management team discusses DWS Equity Income Fund's performance and strategy and the market environment during the 12-month period ended July 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: This was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the subprime housing market accelerated into the worst financial crisis in decades, with profound implications for the entire US economy and related effects on global markets and economies. By early 2008, financial markets had become quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. As mid-year 2008 approached, US markets were faced with additional bad news, including capital and liquidity problems experienced by major financial institutions, and increased concern about rising prices for energy and food, as well as rising unemployment.

Essentially all equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -10.32% for the 12 months ended July 31, 2008.1 The large-cap Russell 1000® Index posted a return of -10.62% for the 12-month period, while the small-cap Russell 2000® Index returned -6.71%.2 Growth stocks generally performed better than value stocks: The return of the Russell 1000® Growth Index was -6.29%, compared with -15.15% for the Russell 1000® Value Index.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The worst-performing sector by far in the Russell 1000 Value Index was financials, down more than 30%, as many financial institutions faced severe problems. The information technology, consumer discretionary and telecommunication services, which tend to be highly sensitive to economic conditions, were each down more than 20%. The only sectors with positive returns were energy, consumer staples and health care.

Q: How did the fund perform during this period?

A: DWS Equity Income Fund (Class A shares) produced a total return of -14.66% for the 12 months ended July 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund's return was above that of its benchmark, the Russell 1000 Value Index, which had a return of -15.15%. The fund underperformed the -11.70% average return of its Lipper peer group, the Equity Income Funds category.4

4 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: How would you describe the fund's objective and your investment process?

A: The fund seeks high income consistent with the preservation of capital and, secondarily, long-term growth of capital. At least 80% of the fund's assets are normally invested in a diversified portfolio of dividend-paying stocks.

The fund utilizes a value investing style emphasizing established companies that pay dividends and offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market. We begin by screening for stocks with price-to-earnings ratios below the average for the Standard & Poor's 500® (S&P 500) Index.5 We then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that we believe are financially sound and appear to have strong potential for long-term growth. We assemble the fund's portfolio from among what we believe to be the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. We will normally sell a security when it has reached our price target, if we believe the income or growth potential of the security has changed, if we think other investments offer better opportunities, or in the course of adjusting industry emphasis.

5 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

From time to time, the fund may hold modest positions in DWS bond funds to further enhance income and provide additional diversification. Since this fund is intended to be mainly an equity fund, we have generally maintained the bond position at no more than 10% of the fund's assets. The position in bond funds was eliminated early in the fiscal year; however, we have the ability to invest in bond funds in the future at times when we believe such investments may contribute to performance.

Q: What investment decisions had the greatest effect on performance?

A: Some of the decisions that contributed most to performance relative to the benchmark related to what the fund did not own. In the financials sector, we avoided several large companies that have been most affected by the mortgage crisis. Since financial stocks are a major source of dividends, which are important to this fund, we will generally have significant representation in this sector; our emphasis has been on stocks of companies that are not highly sensitive to credit conditions. Financial holdings that contributed to performance included regional bank PNC Financial Services Group, Inc; TD Ameritrade Holding Corp., an Internet brokerage firm that reported strong earnings; and New York Community Bancorp, Inc., a bank holding company with approximately 170 offices in the New York area. This is a community-oriented bank with about $30 billion in assets, pristine credit, a stable deposit base, and a solid loan portfolio with an emphasis on multifamily residential properties. The stock also had a very attractive dividend yield.

In the information technology sector, a major positive for relative performance was not owning Motorola, Inc., which was off sharply. Also positive was an overweight position in Symantec Corp., a software company that provides virus protection and other security products.6 Symantec is a company with a good franchise, products that generate repeat purchases, and very strong cash flow. The stock performed well during 2008, as the company's execution improved after some previous problems. Other positives in information technology were mobile phone leader Nokia Oyj, a stock that has been in the portfolio for quite some time, and Harris Corp., a diversified communications and defense company.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In the industrials sector, a position in Emerson Electric Co. contributed to performance; we like this stock mainly because of its exposure to expanding global markets. In the health care sector, we have concentrated on companies that provide products and services for which there is steady demand, such as Abbott Laboratories, Baxter International, Inc. and PerkinElmer, Inc.; all of these stocks contributed to performance.

In the energy sector, in which the fund was underweight relative to the benchmark during this period, performance was hurt by not owning or holding underweight positions in some of the highly leveraged exploration and production companies that performed very well, benefiting from soaring oil prices. Energy has been a challenging sector for this fund because many energy companies pay small or no dividends. An energy position that contributed to performance was Hess Corp., which is involved in exploration and production, as well as marketing and refining. We have also gained exposure to rising energy prices through a position in FPL Group, Inc., a well-managed Florida utility with a growing position in wind energy generation; this stock contributed to performance.

In the consumer discretionary sector, major detractors were Idearc, Inc., which publishes yellow pages directories, and Pinnacle Entertainment, Inc., an operator of casinos and related hospitality facilities. Both of these companies make use of leverage in financing their businesses, and leveraged companies have generally performed poorly in the recent difficult credit environment. We eliminated the position in Idearc in early 2008, as we are concerned that poor housing markets in many of the areas served will continue to have a negative impact on advertising revenue. We continue to hold Pinnacle, which we believe has good growth long-term prospects.

Q: What other comments do you have for shareholders?

A: Recent market trends, with energy the strongest sector by far and extreme weakness in the financial sector, have not favored this fund's dividend-oriented investment style. We monitor a number of value-oriented factors in managing this fund, and we have found that dividend yield has not been as useful as other traditional value factors as a predictor of performance over the past 12 months.

With equity markets down significantly in recent months and extremely negative investor sentiment, we are beginning to see some attractive values emerge. We remain defensive, keeping a careful eye on trends in employment, housing, commodity prices, and the economy as a whole. We are selectively taking advantage of opportunities to buy stocks of well-managed companies with good prospects at what appear to be attractive valuations.

While it is always disappointing to see a negative return, we are pleased that the fund performed better than its benchmark during this difficult period. Our focus continues to be on dividend yield, dividend growth and long-term capital appreciation. We believe that this approach will enable this fund to perform well over the long term, especially since dividend income can reduce risk by providing a cushion against capital loss in down markets.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	7/31/08	7/31/07

Common Stocks	98%	86%
Cash Equivalents	2%	3%
DWS High Income Fund	—	8%
DWS Core Fixed Income Fund	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/08	7/31/07

Financials	30%	34%
Energy	13%	11%
Consumer Staples	11%	7%
Health Care	11%	11%
Telecommunication Services	9%	9%
Utilities	7%	3%
Industrials	7%	8%
Information Technology	6%	8%
Materials	3%	2%
Consumer Discretionary	3%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2008 (30.5% of Net Assets)
1. AT&T, Inc. Provider of communications services	4.1%
2. ExxonMobil Corp. Explorer and producer of oil and gas	4.0%
3. General Electric Co. Manufactures, distributes and markets electrical products	3.8%
4. JPMorgan Chase & Co. Provider of global financial services	3.1%
5. FPL Group, Inc. Provider of electric energy	2.8%
6. CVS Caremark Corp. Operator of a drug store chain	2.7%
7. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.6%
8. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.5%
9. Loews Corp. Involved in a variety of businesses including commercial property-casualty insurance	2.5%
10. Bank of America Corp. Provider of commercial banking services	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2008

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 3.3%
Hotels Restaurants & Leisure 1.0%
Carnival Corp.	17,800	657,532
Pinnacle Entertainment, Inc.*	13,100	148,030
		805,562
Multiline Retail 0.9%
Family Dollar Stores, Inc.	17,600	410,080
Kohl's Corp.*	8,900	372,999
		783,079
Specialty Retail 1.4%
Abercrombie & Fitch Co. "A"	12,000	662,640
Lowe's Companies, Inc.	27,100	550,672
		1,213,312
Consumer Staples 10.8%
Beverages 1.0%
Diageo PLC (ADR)	12,000	844,560
Food & Staples Retailing 2.7%
CVS Caremark Corp.	63,700	2,325,050
Food Products 2.5%
Campbell Soup Co.	20,000	727,600
Dean Foods Co.*	21,700	462,210
Unilever NV (NY Shares)	33,600	931,056
		2,120,866
Tobacco 4.6%
Altria Group, Inc.	38,619	785,897
Lorillard, Inc.*	9,800	657,678
Philip Morris International, Inc.	23,519	1,214,756
UST, Inc.	25,000	1,315,250
		3,973,581
Energy 12.3%
Energy Equipment & Services 0.7%
Schlumberger Ltd.	5,700	579,120
Oil, Gas & Consumable Fuels 11.6%
Anadarko Petroleum Corp.	5,900	341,669
BP PLC (ADR)	3,800	233,472
Chevron Corp.	22,100	1,868,776
ConocoPhillips	13,074	1,067,100
Devon Energy Corp.	6,500	616,785
ExxonMobil Corp.	42,739	3,437,498
Hess Corp.	9,300	943,020
Marathon Oil Corp.	19,600	969,612
Occidental Petroleum Corp.	5,700	449,331
		9,927,263
Financials 28.9%
Capital Markets 5.5%
Ameriprise Financial, Inc.	21,400	909,500
Lazard Ltd. "A"	25,700	1,048,817
Morgan Stanley	12,200	481,656
TD Ameritrade Holding Corp.*	62,600	1,246,366
The Goldman Sachs Group, Inc.	5,400	993,816
		4,680,155
Commercial Banks 6.0%
BB&T Corp.	20,000	560,400
PNC Financial Services Group, Inc.	21,442	1,528,600
UnionBanCal Corp.	17,300	929,356
Wachovia Corp.	18,000	310,860
Wells Fargo & Co.	60,400	1,828,308
		5,157,524
Consumer Finance 0.8%
Discover Financial Services	44,800	656,320
Diversified Financial Services 7.6%
Bank of America Corp.	62,604	2,059,671
Citigroup, Inc.	95,633	1,787,381
JPMorgan Chase & Co.	65,452	2,659,315
		6,506,367
Insurance 7.2%
ACE Ltd.	6,900	349,830
Allstate Corp.	34,300	1,585,346
American International Group, Inc.	34,800	906,540
CNA Financial Corp.	9,700	258,893
Lincoln National Corp.	9,300	443,610
Loews Corp.	46,800	2,085,408
Phoenix Companies, Inc.	57,300	557,529
		6,187,156
Thrifts & Mortgage Finance 1.8%
New York Community Bancorp, Inc.	90,700	1,507,434
Health Care 10.8%
Health Care Equipment & Supplies 3.8%
Baxter International, Inc.	31,507	2,161,695
Zimmer Holdings, Inc.*	16,400	1,130,124
		3,291,819
Life Sciences Tools & Services 1.6%
PerkinElmer, Inc.	45,700	1,329,870
Pharmaceuticals 5.4%
Abbott Laboratories	33,579	1,891,841
Merck & Co., Inc.	14,830	487,907
Novartis AG (ADR)	12,200	724,070
Pfizer, Inc.	30,300	565,701
Wyeth	22,460	910,079
		4,579,598
Industrials 6.8%
Aerospace & Defense 1.6%
Honeywell International, Inc.	27,659	1,406,184
Electrical Equipment 0.6%
Emerson Electric Co.	10,272	500,246
Industrial Conglomerates 4.6%
General Electric Co.	115,718	3,273,662
Textron, Inc.	14,618	635,444
		3,909,106
Information Technology 6.2%
Communications Equipment 1.3%
Harris Corp.	13,600	654,840
Nokia Oyj (ADR)	17,300	472,636
		1,127,476
Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	51,600	1,145,004
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	81,377	773,081
		1,918,085
Software 2.6%
Microsoft Corp.	39,800	1,023,656
Symantec Corp.*	57,700	1,215,739
		2,239,395
Materials 3.3%
Containers & Packaging 1.7%
Packaging Corp. of America	27,500	701,800
Pactiv Corp.*	31,000	747,410
		1,449,210
Metals & Mining 1.6%
Alcoa, Inc.	32,500	1,096,875
Goldcorp, Inc.	7,100	265,185
		1,362,060
Telecommunication Services 8.5%
Diversified Telecommunication Services
AT&T, Inc.	113,992	3,512,094
Frontier Communications Corp.	140,700	1,626,492
Verizon Communications, Inc.	64,000	2,178,560
		7,317,146
Utilities 7.0%
Electric Utilities 2.8%
FPL Group, Inc.	37,518	2,421,038
Multi-Utilities 4.2%
Sempra Energy	31,200	1,752,192
Wisconsin Energy Corp.	40,600	1,831,872
		3,584,064
Total Common Stocks (Cost $88,322,949)		83,702,646

Cash Equivalents 2.0%
Cash Management QP Trust, 2.42% (a) (Cost $1,739,942)	1,739,942	1,739,942
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,062,891)+	99.9	85,442,588
Other Assets and Liabilities, Net	0.1	111,079
Net Assets	100.0	85,553,667
* Non-income producing security.
+ The cost for federal income tax purposes was $91,399,571. At July 31, 2008, net unrealized depreciation for all securities based on tax cost was $5,956,983. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,253,848 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,210,831.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2008
Assets
Investments: Investments in securities, at value (cost $88,322,949)	$ 83,702,646
Investment in Cash Management QP Trust (cost $1,739,942)	1,739,942
Total investments, at value (cost $90,062,891)	85,442,588
Receivable for investments sold	1,863,458
Receivable for Fund shares sold	7,680
Dividends receivable	184,260
Interest receivable	4,258
Foreign taxes recoverable	7,641
Due from Advisor	463
Other assets	33,907
Total assets	87,544,255
Liabilities
Payable for investments purchased	1,318,484
Payable for Fund shares redeemed	443,858
Accrued management fee	49,130
Other accrued expenses and payables	179,116
Total liabilities	1,990,588
Net assets, at value	$ 85,553,667
Net Assets Consist of
Undistributed net investment income	84,580
Net unrealized appreciation (depreciation) on investments	(4,620,303)
Accumulated distributions in excess of net realized gains	(533,517)
Paid-in capital	90,622,907
Net assets, at value	$ 85,553,667

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($41,782,752 ÷ 4,161,455 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.04
Maximum offering price per share (100 ÷ 94.25 of $10.04)	$ 10.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,912,750 ÷ 1,484,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.05

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,171,583 ÷ 2,407,590 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.04
Class S Net Asset Value, offering and redemption price(a) per share ($3,330,790 ÷ 330,691 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.07
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,355,792 ÷ 134,398 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.09
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $25,081)	$ 3,217,913
Dividends from DWS affiliated mutual funds	56,028
Interest — Cash Management QP Trust	119,790
Total Income	3,393,731
Expenses: Management fee	792,237
Administration fee	119,133
Services to shareholders	127,412
Custodian fee	14,012
Distribution and service fees	677,670
Professional fees	94,126
Trustees' fees and expenses	6,002
Reports to shareholders	67,795
Registration fees	64,576
Other	10,227
Total expenses before expense reductions	1,973,190
Expense reductions	(133,645)
Total expenses after expense reductions	1,839,545
Net investment income	1,554,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments — Unaffiliated issuers	715,198
Investments — DWS affiliated mutual funds	(409,080)
306,118
Change in net unrealized appreciation (depreciation) on investments	(19,364,909)
Net gain (loss)	(19,058,791)
Net increase (decrease) in net assets resulting from operations	$ (17,504,605)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 1,554,186	$ 2,466,725
Net realized gain (loss)	306,118	10,949,129
Change in net unrealized appreciation (depreciation)	(19,364,909)	3,239,324
Net increase (decrease) in net assets resulting from operations	(17,504,605)	16,655,178
Distributions to shareholders from: Net investment income: Class A	(1,040,228)	(1,493,600)
Class B	(176,970)	(280,250)
Class C	(323,274)	(539,876)
Class S	(75,382)	(61,165)
Institutional Class	(40,756)	(54,809)
Net realized gains: Class A	(945,789)	(7,478,787)
Class B	(283,245)	(2,383,394)
Class C	(529,879)	(4,666,331)
Class S	(60,418)	(227,713)
Institutional Class	(35,767)	(281,234)
Total distributions	(3,511,708)	(17,467,159)
Fund share transactions: Proceeds from shares sold	6,331,560	21,350,661
Reinvestment of distributions	2,828,957	13,697,370
Cost of shares redeemed	(42,330,079)	(30,347,857)
Redemption fees	18	236
Net increase (decrease) in net assets from Fund share transactions	(33,169,544)	4,700,410
Increase (decrease) in net assets	(54,185,857)	(3,888,429)
Net assets at beginning of period	139,739,524	135,851,095
Net assets at end of period (including undistributed net investment income of $84,580 and $198,529, respectively)	$ 85,553,667	$ 139,739,524

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 12.26	$ 12.12	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.19	.25	.29	.39	.25
Net realized and unrealized gain (loss)	(1.92)	1.27	.66	1.16	1.04
Total from investment operations	(1.73)	1.52	.95	1.55	1.29
Less distributions from: Net investment income	(.20)	(.26)	(.29)	(.39)	(.18)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.37)	(1.64)	(.81)	(.54)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.04	$ 12.14	$ 12.26	$ 12.12	$ 11.11
Total Return (%)[c,d]	(14.66)	12.66	8.31	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	71	69	84	70
Ratio of expenses before expense reductions (%)	1.33	1.27	1.41	1.32	1.32*
Ratio of expenses after expense reductions (%)	1.22	1.16	.97	.95	.95*
Ratio of net investment income (%)	1.63	2.06	2.46	3.29	2.60*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.15	$ 12.25	$ 12.12	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.10	.15	.20	.29	.17
Net realized and unrealized gain (loss)	(1.92)	1.29	.64	1.17	1.04
Total from investment operations	(1.82)	1.44	.84	1.46	1.21
Less distributions from: Net investment income	(.11)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.28)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.05	$ 12.15	$ 12.25	$ 12.12	$ 11.10
Total Return (%)[c,d]	(15.33)	11.91	7.31	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	22	22	23	18
Ratio of expenses before expense reductions (%)	2.12	2.05	2.18	2.09	2.10*
Ratio of expenses after expense reductions (%)	1.98	1.95	1.79	1.77	1.77*
Ratio of net investment income (%)	.87	1.27	1.64	2.47	1.78*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 12.24	$ 12.11	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.10	.16	.20	.29	.17
Net realized and unrealized gain (loss)	(1.92)	1.28	.64	1.17	1.03
Total from investment operations	(1.82)	1.44	.84	1.46	1.20
Less distributions from: Net investment income	(.11)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.28)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.04	$ 12.14	$ 12.24	$ 12.11	$ 11.09
Total Return (%)[c,d]	(15.32)	11.93	7.33	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	40	41	49	46
Ratio of expenses before expense reductions (%)	2.07	2.01	2.16	2.08	2.07*
Ratio of expenses after expense reductions (%)	1.97	1.91	1.78	1.76	1.76*
Ratio of net investment income (%)	.88	1.31	1.65	2.48	1.79*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.17	$ 12.27	$ 12.13	$ 11.99
Income (loss) from investment operations: Net investment income[b]	.22	.27	.29	.26
Net realized and unrealized gain (loss)	(1.93)	1.28	.66	.35
Total from investment operations	(1.71)	1.55	.95	.61
Less distributions from: Net investment income	(.22)	(.27)	(.29)	(.32)
Net realized gains	(.17)	(1.38)	(.52)	(.15)
Total distributions	(.39)	(1.65)	(.81)	(.47)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.07	$ 12.17	$ 12.27	$ 12.13
Total Return (%)[c]	(14.48)	12.86	8.30	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	1.68
Ratio of expenses before expense reductions (%)	1.19	1.15	1.38	1.42*
Ratio of expenses after expense reductions (%)	.98	1.02	.97	.95*
Ratio of net investment income (%)	1.87	2.20	2.46	3.22*
Portfolio turnover rate (%)	58	42	61	67
[a] For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.20	$ 12.27	$ 12.14	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.22	.28	.28	.37	.24
Net realized and unrealized gain (loss)	(1.93)	1.29	.65	1.19	1.05
Total from investment operations	(1.71)	1.57	.93	1.56	1.29
Less distributions from: Net investment income	(.23)	(.26)	(.28)	(.39)	(.17)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.40)	(1.64)	(.80)	(.54)	(.17)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.09	$ 12.20	$ 12.27	$ 12.14	$ 11.12
Total Return (%)[c]	(14.47)	13.05	8.10	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	2	2	2
Ratio of expenses before expense reductions (%)	1.03	.97	1.16	1.12	1.05*
Ratio of expenses after expense reductions (%)	.96	.92	1.07	1.05	1.05*
Ratio of net investment income (%)	1.89	2.30	2.36	3.19	2.50*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity Income Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 84,580
Undistributed long-term capital gains	$ 803,163
Net unrealized appreciation (depreciation) on investments	$ (5,956,983)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2008	2007
Distributions from ordinary income	$ 1,656,610	$ 5,075,643*
Distributions from long-term capital gains	$ 1,855,098	$ 12,391,516
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $68,127,117 and $101,170,315, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

The Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Core Fixed Income Fund and the DWS High Income Fund ("DWS affiliated mutual funds").

For the period from August 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, proxy, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.02%
Class S	1.02%

Effective October 1, 2007 through November 30, 2008 (through September 30, 2008 for Institutional Class), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of acquired DWS Funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class S	.97%
Institutional Class	.97%

Accordingly, for the year ended July 31, 2008, the Advisor waived a portion of its management fee aggregating $21,953 related to its investment in DWS affiliated mutual funds and the amount charged aggregated $770,284, which was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2008, the Advisor received an Administration Fee of $119,133, of which $7,307 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 45,420	$ 45,420
Class B	16,998	16,998
Class C	19,573	19,573
Class S	7,778	7,624
Institutional Class	863	863
	$ 90,632	$ 90,478

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2008
Class B	$ 141,547	$ 9,469
Class C	255,671	15,822
	$ 397,218	$ 25,291

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at July 31, 2008	Annual Effective Rate
Class A	$ 148,564	$ 7,818	$ 11,661.23%
Class B	47,043	5,971	2,889.22%
Class C	84,845	5,321	17,271.23%
	$ 280,452	$ 19,110	$ 31,821

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2008 aggregated $3,853.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2008, the CDSC for Class B and C shares aggregated $38,246 and $508, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2008, DIDI received $1,606 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,037, of which $14,987 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended July 31, 2008, the Fund paid its allocated portion of the retirement benefit of $606 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the DWS affiliated mutual funds. The Advisor does not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS affiliated mutual funds. Distributions from the DWS affiliated mutual funds to the Fund for the year ended July 31, 2008 were as follows:

Distributions from:	DWS Core Fixed Income Fund	DWS High Income Fund	Total
Net Investment Income	$ 17,760	$ 38,268	$ 56,028

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the Fund's custodian fee was reduced by $239 and $1,259, respectively, for custody and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	358,882	$ 4,172,606	886,475	$ 11,039,035
Class B	41,147	491,296	102,462	1,279,571
Class C	48,732	563,739	425,387	5,340,685
Class S	92,626	1,102,919	290,453	3,613,331
Institutional Class	80	1,000	6,145	78,039
		$ 6,331,560		$ 21,350,661
Shares issued to shareholders in reinvestment of distributions
Class A	136,807	$ 1,610,322	580,795	$ 7,021,869
Class B	30,722	363,838	172,794	2,087,179
Class C	55,294	655,584	331,552	4,000,855
Class S	10,658	125,047	21,905	265,862
Institutional Class	6,248	74,166	26,530	321,605
		$ 2,828,957		$ 13,697,370
Shares redeemed
Class A	(2,168,483)	$ (24,339,823)	(1,298,787)	$ (16,252,077)
Class B	(370,202)	(4,243,191)	(302,245)	(3,794,908)
Class C	(1,026,661)	(11,459,026)	(762,313)	(9,485,667)
Class S	(111,748)	(1,289,979)	(50,400)	(637,095)
Institutional Class	(90,169)	(998,060)	(14,034)	(178,110)
		$ (42,330,079)		$ (30,347,857)
Redemption fees		$ 18		$ 236
Net increase (decrease)
Class A	(1,672,794)	$ (18,556,893)	168,483	$ 1,808,944
Class B	(298,333)	(3,388,057)	(26,989)	(428,121)
Class C	(922,635)	(10,239,687)	(5,374)	(144,057)
Class S	(8,464)	(62,013)	261,958	3,242,105
Institutional Class	(83,841)	(922,894)	18,641	221,539
		$ (33,169,544)		$ 4,700,410

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Subsequent Event

On September 19, 2008, the Board of Directors of the Fund approved, in principle, the merger of the DWS Equity Income Fund (the "Acquired Fund") into the DWS Large Cap Value Fund.

Completion of the merger is subject to a number of conditions, including final approval of the Board of each fund and approval by shareholders of the Acquired Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity Income Fund (the "Fund") at July 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 22, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.17 per share from net long-term capital gains during its year ended July 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,276,000 as capital gain dividends for its year ended July 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2008, qualified for the dividends-received deduction.

For federal income tax purposes, the Fund designates $3,567,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDSX	SDDGX
CUSIP Number	23338K 803	23338K 886	23338K 878	23338K 860	23338K 704
Fund Number	290	390	690	2490	790

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2008, DWS Equity Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$53,800	$0	$0	$0
2007	$54,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$31,000	$0
2007	$77,000	$13,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$31,000	$600,000	$631,000
2007	$0	$13,000	$0	$13,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 29, 2008